UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

1st Independence Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky		40330-1620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (859) 734-5452

Harrodsburg First Financial Bancorp, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of 1st Independence Financial Group, Inc., formerly known as Harrodsburg First Financial Bancorp, Inc., a Delaware Corporation and the registrant hereunder, dated July 9, 2004, regarding the completion of its strategic alliance with Independence Bancorp, an Indiana corporation. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(i) The audited consolidated balance sheets of Independence Bancorp as of December 31, 2003 and 2002, and the related audited consolidated statements of income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2003, are herein incorporated by reference to pages 19 through 43 of Harrodsburg First Financial Bancorp, Inc.’s Registration Statement on Form S-4, as filed with the SEC on February 27, 2004 as amended on March 29, 2004, (File No. 333-113163).

(ii) The unaudited consolidated balance sheet of Independence Bancorp as of March 31, 2004, and the related unaudited statements of income and cash flows for the three months ended March 31, 2004 and 2003, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

(i) Harrodsburg First Financial Bancorp, Inc. and Independence Bancorp’s Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2004, and the Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the six months ended March 31, 2004, are attached hereto as Exhibit 99.2.

(ii) Harrodsburg First Financial Bancorp, Inc. and Independence Bancorp’s Unaudited Pro Forma Condensed Combined Consolidated Statement for the twelve months ended September 30, 2003, are herein incorporated by reference to pages 47 through 50 of Harrodsburg First Financial Bancorp, Inc.’s Registration Statement on Form S-4, as filed with the SEC on February 27, 2004 as amended on March 29, 2004, (File No. 333-113163).

(c) Exhibits.

The following exhibits are being filed herewith:

2.1 Agreement and Plan of Reorganization, dated as of January 22, 2004, by and among Harrodsburg First Financial Bancorp, Inc., First Financial Bank, Independence Bancorp and Independence Bank is incorporated by reference from Exhibit 2.1 of Harrodsburg First Financial Bancorp, Inc.’s Current Report on Form 8-K, as filed with the SEC on January 22, 2004.

23.1 Consent of Crowe Chizek and Company LLC.

99.1 Unaudited consolidated balance sheet of Independence Bancorp as of March 31, 2004, and the related statements of income and cash flows for the three months ended March 31, 2004 and 2003.

99.2 Harrodsburg First Financial Bancorp, Inc. and Independence Bancorp’s Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2004 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the six months ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st INDEPENDENCE FINANCIAL GROUP, INC.

Date: September 20 , 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer

	By:	/s/ R. Michael Wilbourn
R. Michael Wilbourn
Executive Vice President and Chief Financial Officer